MARKETABLE SECURITIES AND FAIR VALUE MEASUREMENTS (Schedule of Debt Securities on Maturity) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Marketable Securities and Fair Value Measurement [Abstract]
Due within one year	$ 179,784	$ 308,671
1 to 2 years	80,560	49,259
2 to 3 years	7,344	15,717
Total	$ 267,688	$ 373,647